SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: November 22, 2005
GeneMax Corp.
(Exact Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-27239 (Commission File Number)	88-0277072 (I.R.S. Employer Identification No.)
1681 Chestnut Street, Suite 400
Vancouver, British Columbia, Canada V6J 4M6
(Address, including zip code, of principal executive offices)
(604) 331-0400
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Effective August 7, 2003 Crucell and the company entered into a five year Research License and Option Agreement whereby Crucell granted to GeneMax a non-exclusive, worldwide license to use Crucell’s PER C6 cell line in the field of gene therapy and an option for a non-exclusive, worldwide commercial license to manufacture, use, offer for sale, sell and import products using the licensed technology in the field of gene therapy. PerC6 was used to make and propogate non-replicating adenovirus vectors containing the therapeutic gene sequences for use in oncology. Under the terms of the agreement, the Company was required to make initial and ongoing option maintenance payments over the five year term totalling 450,000 Euros due upon invoice from Crucell.
As of the date of this report, approximately $247,052 is owing to Crucell. Pursuant to the Research License and Option Agreement, if a party defaults in the performance of or fails to be in compliance with any material condition of this agreement, the Research License and Option Agreement may be terminated if the default or noncompliance is not remedied or steps initiated to remedy are not taken within 3 months after notice in writing to the defaulting party. Crucell gave GeneMax notice of default on July 6, 2005. On November 16, 2005, Crucell informed GeneMax that the License had been terminated by default.
The PER C6 cell line was used by us for the packaging of the TAP gene technology and propagation of the virus, to conduct pre-clinical studies in animals and clinical trials in humans. We will no longer be able to use the PER C6 cell line to propogate the adenovirus vector containing human TAP. The Company has identified and is evaluating an alternative cell line to propogate non-replicating adenovirus containing human TAP.
ITEM 9.01 Financial Statements and Exhibits
a)     Not applicable.
b)     Not applicable.
c)     Not applicable
d)     Exhibits: Not applicable
About GeneMax Corp.
GeneMax Corp. is a biotechnology company specializing in the discovery and development of immunotherapeutics for the treatment and eradication of cancer, therapies for infectious diseases and autoimmune disorders and prevention of transplant tissue rejection, using TAP (Transporters Associated with Antigen Presentation) to restore the antigen presentation process to immune cells.

SAFE HARBOR STATEMENT
THIS FORM 8-K INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS ARE MADE UNDER THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS FORM 8-K CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR GENEMAX CORP. INCLUDE BUT ARE NOT LIMITED THE RISKS ASSOCIATED WITH PRODUCT DISCOVERY AND DEVELOPMENT AS WELL AS THE RISKS SHOWN IN GENEMAX’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING GENEMAX. OTHER RISKS INCLUDE RISKS

ASSOCIATED WITH OBTAINING GOVERNMENT GRANTS, THE SUCCESS OF PRECLINICAL AND CLINICAL TRIALS, THE PROGRESS OF RESEARCH AND PRODUCT DEVELOPMENT PROGRAMS, THE REGULATORY APPROVAL PROCESS, COMPETITIVE PRODUCTS, FUTURE CAPITAL REQUIREMENTS, AND GENEMAX’S ABILITY AND LEVEL OF SUPPORT FOR ITS RESEARCH ACTIVITIES. THERE CAN BE NO ASSURANCE THAT GENEMAX’S DEVELOPMENT EFFORTS WILL SUCCEED, THAT SUCH PRODUCTS WILL RECEIVE REQUIRED REGULATORY CLEARANCE, OR THAT EVEN IF SUCH REGULATORY CLEARANCE WERE RECEIVED, THAT SUCH PRODUCTS WOULD ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. GENEMAX DISCLAIMS ANY INTENT OR OBLIGATIONS TO UPDATE THESE FORWARD-LOOKING STATEMENTS.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEMAX CORP.
Date: November 22, 2005	By:	/s/ Wilfred Jefferies
Chairman